EXHIBIT 21.1

SUN HEALTHCARE GROUP, INC. SUBSIDIARIES
as of February 15, 2010

Jurisdiction of Incorporation
Sun Healthcare Group, Inc.	Delaware
Masthead Corporation	New Mexico
SHG Services, Inc.	Delaware
CareerStaff Unlimited, Inc.	Delaware
Harborside Rehabilitation Limited Partnership	Massachusetts
ProCare One Nurses, LLC	Delaware
SunDance Rehabilitation Corporation	Connecticut
SunAlliance Healthcare Services, Inc.	Delaware
SunDance Rehabilitation Agency, Inc.	Delaware
SunBridge Healthcare Corporation	New Mexico
Harborside Healthcare Corporation	Delaware
Bay Tree Nursing Center Corp.	Massachusetts
Belmont Nursing Center Corp.	Massachusetts
Countryside Care Center Corp.	Massachusetts
Florida Holdings III, LLC	Delaware
1501 SE 24th Road, LLC	Delaware
1980 Sunset Point Road, LLC	Delaware
2600 Highlands Boulevard, North, LLC	Delaware
3865 Tampa Road, LLC	Delaware
4927 Voorhees Road, LLC	Delaware
KHI LLC	Delaware
Harborside Healthcare Advisors Limited Partnership	Massachusetts
Connecticut Holdings I, LLC	Delaware
Arden Real Estate Holdings, LLC	Delaware
Reservoir Real Estate Holdings, LLC	Delaware
Florida Holdings I, LLC	Delaware
1775 Huntington Lane, LLC	Delaware
Huntington Place Limited Partnership	Florida
Harborside Health I LLC	Delaware
Vital Care Services, LLC	Delaware
Harborside Connecticut Limited Partnership	Massachusetts
Harborside Danbury Limited Partnership	Massachusetts
HHC 1998-I Trust	Massachusetts
Hbr Danbury, LLC	Delaware
Hbr Trumbull, LLC	Delaware
Hbr Stamford, LLC	Delaware
Harborside Healthcare Baltimore Limited Partnership	Massachusetts
Harborside Massachusetts Limited Partnership	Massachusetts
Massachusetts Holdings I, LLC	Delaware
Falmouth Healthcare, LLC	Delaware
Mashpee Healthcare, LLC	Delaware
Wakefield Healthcare, LLC	Delaware
Westfield Healthcare, LLC	Delaware
Harborside North Toledo Limited Partnership	Massachusetts
Harborside Point Place, LLC	Delaware
Harborside Sylvania, LLC	Delaware

Harborside of Cleveland Limited Partnership	Massachusetts
Harborside of Dayton Limited Partnership	Massachusetts
Harborside of Ohio Limited Partnership	Massachusetts
Harborside Rhode Island Limited Partnership	Massachusetts
Riverside Retirement Limited Partnership	Massachusetts
Harborside Holdings I, LLC	Delaware
Harborside Toledo Business LLC	Massachusetts
HHCI Limited Partnership	Massachusetts
Florida Holdings II, LLC	Delaware
1240 Pinebrook Road, LLC	Delaware
2900 Twelfth Street North, LLC	Delaware
4602 Northgate Court, LLC	Delaware
Harborside New Hampshire Limited Partnership	Massachusetts
Harborside Toledo Limited Partnership	Massachusetts
Harborside Swanton, LLC	Delaware
Harborside Troy, LLC	Delaware
Ohio Holdings I, LLC	Delaware
Marietta Healthcare, LLC	Delaware
Harford Gardens LLC	Maryland
New Hampshire Holdings, LLC	Delaware
Harborside Northwood, LLC	Delaware
Northwest Holdings I, LLC	Delaware
1104 Wesley Avenue, LLC	Delaware
395 Harding Street, LLC	Delaware
Harborside Healthcare Limited Partnership	Massachusetts
Florida Administrative Services, LLC	Delaware
Hbr Kentucky, LLC	Delaware
Bradford Square Nursing, LLC	Delaware
Crestview Nursing, LLC	Delaware
Grant Manor LLC	Delaware
HBR Bardwell LLC	Delaware
HBR Barkely Drive, LLC	Delaware
HBR Bowling Green LLC	Delaware
HBR Brownsville, LLC	Delaware
HBR Campbell Lane, LLC	Delaware
HBR Elizabethtown, LLC	Delaware
HBR Lewisport, LLC	Delaware
HBR Madisonville, LLC	Delaware
HBR Owensboro, LLC	Delaware
HBR Paducah, LLC	Delaware
HBR Woodburn, LLC	Delaware
Kentucky Holdings I, LLC	Delaware
Klondike Manor LLC	Delaware
Leisure Years Nursing, LLC	Delaware
Owenton Manor Nursing, LLC	Delaware
Pine Tree Villa LLC	Delaware
Regency Nursing, LLC	Delaware
Woodspoint LLC	Delaware
HHC Nutrition Services, LLC	Delaware
LTC Leasing, LLC	Delaware
Maryland Harborside Corp.	Massachusetts
Bowie Center, Limited Partnership	Maryland

Massachusetts Holdings II, Limited Partnership	Massachusetts
Harborside Administrative Services, LLC	Delaware
Oakhurst Manor Nursing Center LLC	Massachusetts
Orchard Ridge Nursing Center LLC	Massachusetts
Sunset Point Nursing Center LLC	Massachusetts
West Bay Nursing Center LLC	Massachusetts
Peak Medical Corporation	Delaware
Peak Medical Ancillary Services, Inc.	Delaware
SolAmor Hospice Corporation	Oklahoma
Allegiance Hospice Group, Inc.	Delaware
Allegiance Hospice Care of Connecticut, LLC	Delaware
Allegiance Hospice Care of Maine, LLC	Delaware
Allegiance Hospice Care of Massachusetts, Inc.	Delaware
Allegiance Hospice Care of New Hampshire, LLC	Delaware
Allegiance Hospice Care of Rhode Island, LLC	Delaware
Allegiance Hospice Care of Southeastern Massachusetts, LLC	Delaware
Peak Medical Assisted Living, Inc.	Delaware
Peak Medical Colorado No. 2, Inc.	Delaware
Peak Medical Colorado No. 3, Inc.	Delaware
Peak Medical Farmington, Inc.	Delaware
Peak Medical Forest Hills, Inc.	Delaware
Peak Medical Gallup, Inc.	Delaware
Peak Medical Idaho Operations, Inc.	Delaware
Peak Medical Las Cruces No. 2, Inc.	Delaware
Peak Medical Las Cruces, Inc.	Delaware
Peak Medical Mayfair, Inc.	Delaware
Peak Medical Montana Operations, Inc.	Delaware
Great Falls Health Care Company, L.L.C.	Montana
Peak Medical New Mexico No. 3, Inc.	Delaware
Peak Medical NM Management Services, Inc.	Delaware
Peak Medical of Boise, Inc.	Delaware
Peak Medical of Colorado, Inc.	Delaware
Peak Medical of Idaho, Inc.	Delaware
Peak Medical of Montana, Inc.	Delaware
Peak Medical of Utah, Inc.	Delaware
Peak Medical Oklahoma Holdings--Lake Drive, Inc.	Delaware
Peak Medical Oklahoma Holdings--McLoud, Inc.	Delaware
Peak Medical Oklahoma No. 1, Inc.	Delaware
Peak Medical Oklahoma No. 10, Inc.	Delaware
Peak Medical Oklahoma No. 11, Inc.	Delaware
Peak Medical Oklahoma No. 12, Inc.	Delaware
Peak Medical Oklahoma No. 13, Inc.	Delaware
Peak Medical Oklahoma No. 3, Inc.	Delaware
Peak Medical Oklahoma No. 4, Inc.	Delaware
Peak Medical Oklahoma No. 5, Inc.	Delaware
Peak Medical Oklahoma No. 7, Inc.	Delaware
Peak Medical Oklahoma No. 8, Inc.	Delaware
Peak Medical Oklahoma No. 9, Inc.	Delaware
Peak Medical PeachTree, Inc.	Delaware
Peak Medical Roswell, Inc.	Delaware
Peak Medical Utah No. 2, Inc.	Delaware
PM Henryetta Holdings, Inc.	Delaware

PM Oxygen Services, Inc.	Delaware
Regency Health Services, Inc.	Delaware
SunBridge Braswell Enterprises, Inc.	California
SunBridge Brittany Rehabilitation Center, Inc.	California
SunBridge Care Enterprises, Inc.	Delaware
SunBridge Beckley Health Care Corp.	West Virginia
SunBridge Care Enterprises West	Utah
SunBridge Circleville Health Care Corp.	Ohio
SunBridge Dunbar Health Care Corp.	West Virginia
SunBridge Glenville Health Care, Inc.	West Virginia
SunBridge Marion Health Care Corp.	Ohio
SunBridge Putnam Health Care Corp.	West Virginia
SunBridge Salem Health Care Corp.	West Virginia
SunBridge Carmichael Rehabilitation Center	California
SunBridge Hallmark Health Services, Inc.	Delaware
SunBridge Harbor View Rehabilitation Center	California
SunBridge Meadowbrook Rehabilitation Center	California
SunBridge Paradise Rehabilitation Center, Inc.	California
SunBridge Regency Rehab Hospitals, Inc.	California
SunBridge San Bernardino Rehabilitation Hospital, Inc.	Delaware
SunBridge Regency-North Carolina, Inc.	North Carolina
SunBridge Regency-Tennessee, Inc.	Tennessee
SunBridge Shandin Hills Rehabilitation Center	California
SunBridge Stockton Rehabilitation Center, Inc.	California
SB Fountain City, Inc.	Georgia
SB New Martinsville, Inc.	West Virginia
SunBridge Clipper Home of North Conway, Inc.	New Hampshire
SunBridge Clipper Home of Portsmouth, Inc.	New Hampshire
SunBridge Clipper Home of Rochester, Inc.	New Hampshire
SunBridge Clipper Home of Wolfeboro, Inc.	New Hampshire
SunBridge G. P. Corporation	New Mexico
SunBridge Goodwin Nursing Home, Inc.	New Hampshire
SunBridge Mountain Care Management, Inc.	West Virginia
SunBridge Nursing Home, Inc.	Washington
SunBridge Retirement Care Associates, LLC	Colorado
Americare Health Services Corp.	Delaware
SunBridge Charlton Healthcare, LLC	Georgia
SunBridge Gardendale Health Care Center, LLC	Georgia
SunBridge Jeff Davis Healthcare, LLC	Georgia
SunBridge of Harriman, LLC	Tennessee
SunBridge Statesboro Health Care Center, Inc.	Georgia
SunBridge Summers Landing, Inc.	Georgia
SunBridge West Tennessee, Inc.	Georgia
SunHealth Specialty Services, Inc.	New Mexico
SunMark of New Mexico, Inc.	New Mexico
The Mediplex Group, Inc.	New Mexico
CareerStaff Services Corporation	Colorado

SunDance Services Corporation	Tennessee